UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2015

WideOpenWest Finance, LLC

(Exact name of registrant as specified in its Charter)

Delaware	333-187850	31-1811298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7887 East Belleview Avenue, Suite 1000 Englewood, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (720) 479-3500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 1, 2015, WideOpenWest Finance, LLC (the “Company”) entered into a fourth amendment (the “Fourth Amendment”) to its Credit Agreement, dated as of July 17, 2012, as amended on April 1, 2013, November 27, 2013 and May 21, 2015 (the “Original Credit Agreement”) among the Company and the other parties thereto. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

Under the Original Credit Agreement, the Company had $200.0 million of borrowings available under its revolving credit facility (the “Revolver”), which was to mature as of July 17, 2017.  Under the Fourth Amendment, the maturity date of $180.0 million of the $200.0 million in available borrowings under the Revolver is extended until July 1, 2020; provided that (i) the Company has no Term B Loans outstanding as of January 1, 2019 and (ii) any indebtedness incurred to refinance the Term B Loans has a maturity date no earlier than September 30, 2020.  If either condition in provisos (i) and (ii) above is not satisfied as of January 1, 2019, then the Revolver will mature on January 1, 2019.  In addition, in the event the Company has outstanding borrowings under the Revolver in excess of $180.0 million as of July 17, 2017, the Company would be required to pay down such borrowings to the extent of such excess.

Credit Suisse Securities (USA) LLC acted as Lead Arranger and Credit Suisse AG served as Administrative Agent.

The foregoing summary is qualified in its entirety by reference to the Fourth Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)                                                                                 Exhibits

No.	Description
10.1

Fourth Amendment to Credit Agreement, dated July 1, 2015, by and among the Company, Credit Suisse AG as the Administrative Agent, and Credit Suisse Securities (USA) LLC, as the Fourth Amendment Lead Arranger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEOPENWEST FINANCE, LLC

Date: July 6, 2015	By:	/s/ Richard E. Fish, Jr.
Richard E. Fish, Jr.
Chief Financial Officer

EXHIBIT INDEX

No.	Description
10.1

Fourth Amendment to Credit Agreement, dated July 1, 2015, by and among the Company, Credit Suisse AG as the Administrative Agent, and Credit Suisse Securities (USA) LLC, as the Fourth Amendment Lead Arranger